[USAA                       USAA GROWTH & INCOME FUND
EAGLE                  SUPPLEMENT DATED OCTOBER 15, 2009
LOGO (R)]                  TO THE FUND'S PROSPECTUS
                            DATED DECEMBER 1, 2008


Effective October 14, 2009, Scott Hazen resigned as a North American Equity Strategist on the portfolio management team of UBS Global Asset Management (Americas) Inc. (UBS) a subadviser to the Fund. Thomas M. Cole, John C. Leonard, Thomas J. Digenan will con-tinue as the portfolio managers jointly and responsible for the day-to-day management of the portion of the Fund managed by UBS. Therefore, the reference to Mr. Hazen under "Portfolio Managers" on page 7 in the Fund's prospectus is hereby deleted.

                                                                      93677-1009

[USAA                         USAA MUTUAL FUNDS TRUST
EAGLE
LOGO (R)]  Aggressive Growth Fund, Growth Fund, Growth & Income Fund,
              Income Stock Fund, Income Fund, Short-Term Bond Fund,
                  Money Market Fund, Science & Technology Fund,
              First Start Growth Fund, Intermediate-Term Bond Fund,
              High-Yield Opportunities Fund, Small Cap Stock Fund,
                       Capital Growth Fund, and Value Fund

                        SUPPLEMENT DATED OCTOBER 15, 2009
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 1, 2008



Effective October 14, 2009, Scott Hazen resigned as a portfolio manager for the USAA Growth & Income Fund (the Fund). Therefore, all references and information relating to Scott Hazen on page 60 of the Statement of Additional Information are deleted in their entirety. The other portfolio managers listed in the SAI as serving the Fund will continue to serve in their respective positions.


                                                                      93701-1009